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                                                                     EXHIBIT 99a

FOX & FOX
Certified Public Accountants
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18101 Von Karman, Suite 350  Irvine, CA 92715 (714)251-6561 FAX (714)251-6562




July 2, 1997



VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Ice Holdings, Inc.
     33-0214792
     Form 8-K
     Dated May 22, 1997

To Whom It May Concern

We agree with the disclosures the Company has made on item 4 of the above-referenced Form 8-K.

Fox & Fox, CPA's



By: /s/ GARY W. FOX
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    Gary W. Fox, CPA